CENTURA FUNDS, INC.

                        SUPPLEMENT DATED AUGUST 31, 1998
               TO THE MONEY MARKET PROSPECTUS DATED APRIL 29, 1998

         This  Supplement  is  provided  to  update,   and  should  be  read  in
conjunction with, the information provided in the Prospectus relating to the Class A Shares and Class C Shares of the Centura Money Market Fund.

         Terry Wall has assumed responsibilities as portfolio manager of the Centura Money Market Fund. Mrs. Wall has over thirteen years experience in the trust investment area of Centura Bank. She graduated from East Carolina University in Greenville with a Bachelor of Science in Business Administration. Mrs. Wall began her career with Centura Bank (then Planters Bank) in the trust investment division in 1985. She is a Certified Public Accountant and a member of the North Carolina Association of Certified Public Accountants and the American Institute of Certified Public Accountants. Mrs. Wall's other duties include serving as administrative liaison for the Investment Management Department, equity and fixed income trading, and performance evaluation.




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